Exhibit 1.01

The Coast Distribution System, Inc.

Conflict Minerals Report

This Conflict Minerals Report (“CMR” or the “Report”) of The Coast Distribution System, Inc., a Delaware corporation (the “Company,” “we,” “us” or “our”) has been prepared and filed pursuant to Rule 13p-1 promulgated under the Securities Exchange Act of 1934, as amended (“Rule 13p-1” or the “Rule”), for the reporting period from January 1, 2014 to December 31, 2014. Numerous terms in this Report are defined in Rule 13p-1 and the Form SD; reference is made to those sources and to the 1934 Act Release No. 34-677176 (August 22, 2012) for such definitions.

Introduction

In August 2012, pursuant to Section 1502 of the Dodd-Frank Wall Street Reform and Consumer Protection Act, the Securities and Exchange Commission (“SEC”) adopted a new Form SD and Rule 13p-1 to implement reporting and disclosure requirements concerning conflict minerals. The Rule imposes certain reporting obligations on SEC registrants who manufacture or contract to manufacture products where conflict minerals (regardless of origin) are necessary to the functionality or production of the product. For the purposes of this assessment, conflict minerals are currently defined to include cassiterite, columbite-tantalite, gold, wolframite, and their derivatives, which are limited to tin, tantalum, tungsten, and gold.

SEC registrants whose conflict minerals originated from sources other than the Democratic Republic of the Congo or an adjoining country (collectively, the “Covered Countries”), or whose conflict minerals originate from recycled and scrap sources must only submit a Form SD. The Form SD describes the results of the registrant’s Reasonable Country of Origin Inquiry (“RCOI”). SEC registrants that have reason to believe that any of the conflict minerals in its supply chain originated in the Covered Countries, or registrants that are unable to determine the country of origin of those conflict minerals, must exercise due diligence on the conflict minerals’ source and chain of custody. The results and a description of the due diligence must be submitted annually to the SEC in a CMR filed as an exhibit to the Form SD.

After a thorough RCOI, we were not able to determine the country of origin of all conflict minerals in our supply chain, and as a result we are submitting this CMR pursuant to Rule 13p-1. The Report presented herein is not audited pursuant to the Rule’s accommodation for the 2013 and 2014 reporting periods.

Conflict Minerals Policy

We have adopted the following Conflict Minerals Policy (the “Conflict Minerals Policy”), which is communicated to all of our suppliers and the public:

“Coast Distribution System, Inc. is aware of the violence and human rights violations taking place in connection with the mining of conflict mineral ores in the Democratic Republic of the Congo and surrounding countries (Conflict Region). As a good corporate citizen, Coast Distribution System, Inc. respects human rights and will not contribute to conflict in this area.

In compliance with Section 1502 of the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010, Coast Distribution System, Inc. is undertaking due diligence actions that are designed to ensure that any tin, tantalum, tungsten or gold in our products are not sourced from mines in the Conflict Region controlled by non-government military groups or unlawful military factions. We expect our suppliers to do the same.”

A copy of our Conflict Minerals Policy is publicly available on our website located under the Products tab at www.coastdistribution.com.

Reasonable Country of Origin Inquiry

During the 2014 reporting period, we evaluated our products and supply chain and determined that certain products we contract to manufacture contain one or more conflict minerals that are necessary to the functionality of those products. As a result of our product analysis and pursuant to Rule 13p-1, we conducted a good faith RCOI regarding the conflict minerals.

The RCOI was conducted with the suppliers for the products that we determined had conflict minerals. The suppliers were contacted and requested to provide conflict minerals data in the Conflict Minerals Reporting Template, a standardized reporting template provided by the Electronic Industry Citizenship (“EICC”) and the Global e-Sustainability Initiative (“GeSI”) (the “Template”). The Template was developed to facilitate disclosures and communication of information regarding smelters that provide material to a company’s supply chain. We received just under 100% of responses back from our suppliers. After a thorough RCOI, we could not make a determination as to the country of origin of all conflict minerals contained in our products.

Due Diligence Process

As a result of our RCOI and pursuant to Rule 13p-1, we conducted due diligence on the source and chain of custody of the conflict minerals determined to be in our products. The design of our conflict minerals due diligence process described below conforms in all material respects with the internationally recognized due diligence framework set forth in the 2nd Edition of The Organisation for Economic Co-operation and Development (the “OECD”) Due Diligence Guidance for Responsible Supply Chains of Minerals from Conflict-Affected and High Risk Areas, as further set out in the specific guidance contained in the Supplement on Tin, Tantalum, and Tungsten and the Supplement for Gold (collectively, the “OECD Guidance”).

Our conflict minerals due diligence process includes: adopting a Conflict Minerals Policy, establishing strong internal management systems, identifying and assessing risks in our supply chain, designing and implementing a strategy to respond to the identified risks, utilizing industry efforts to influence smelters and refineries to get audited and certified, and publicly reporting on our supply chain due diligence policies and practices.

Step 1 – Company Management Systems

We have established a strong company management system for complying with the Rule, such as:

•	Adopting a comprehensive Conflict Minerals Policy related to the sourcing of conflict minerals that has been clearly communicated to our suppliers and the public.

•	Designating a conflict minerals program manager who is leading the implementation of our conflict minerals compliance strategy.

•	Establishing a system of controls and transparency over our supply chain using the EICC/GeSI Conflict Minerals Reporting Template.

•	Relying on industry guidelines to help establish programs within the Company and with suppliers, such as the EICC and GeSI.

•	Implementing mechanisms so that employees and suppliers can report violations of our Conflict Mineral Policy.

•	Providing training to employees and to our compliance personnel on our Conflict Minerals Policy.

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Step 2 – Identify and Assess Risks in the Supply Chain

We identified that one of our primary risks is the lack of direct relationship with smelters and refiners. We could be more susceptible to inaccurate information and partial responses from our suppliers based on our distance from these smelters and refiners. Additionally, the lack of direct relationship with smelters and refiners prevents us from performing direct audits on them. While we acknowledge these risks, we understand the value in being able to trace materials back to their mine of origin and in having transparency over our mineral supply chain. Specific measures have been established by us (as described in Step 3) to minimize this risk and ensure compliance with the Rule.

Step 3 – Design and Implement a Strategy to Respond to Risks

The following is a summary of our strategy to minimize and respond to risks in our supply chain, as well as steps the Company will undertake during the 2015 reporting period to further improve its due diligence process:

•	Evaluate all current suppliers based on their responsiveness to our data collection efforts. Those suppliers who provide products with any risk of conflict mineral content that requires reporting and whose response was limited or non-existent for calendar year 2014, will be considered for replacement if they are unable to supply the requested data for calendar year 2015.

•	Take actions designed to ensure that all potential new suppliers (i) comply with our Conflict Minerals Policy, (ii) provide accurate information regarding conflict minerals, and (iii) timely respond to inquiries for conflict mineral data.

•	Contact suppliers and encourage them to utilize smelters that have obtained a conflict free designation from an industry program, such as the EICC/GeSI Conflict Free Smelter Program (“CFSP”).

•	Enhance supplier communication, training and evaluation process to improve due diligence data accuracy and completion.

Step 4 – Independent Third-Party Audit of Supply Chain

We have not obtained an independent third-party audit on our due diligence process nor is it required for us to do so at this time pursuant to Rule 13p-1.

Step 5 – Report on Supply Chain Due Diligence

This CMR constitutes our annual report on our supply chain due diligence policies and practices. It is available under the Products tab on our website at www.coastdistribution.com.

Due Diligence Results

Suppliers

We contacted all our suppliers and requested that they provide us with their conflict minerals sourcing data pursuant to the questions in the Template. From the responses of our suppliers we were able to obtain the name of only one smelter.

Smelters

To date we have been able to identify only one smelter, PT Koba Tin (CFSP ID# 2IDN036). One or more additional smelters may be identified as part of our data collection process and our continued due diligence efforts in future years. We rely upon industry efforts, such as those under the Conflict Free Sourcing Initiative, to influence smelters and refineries to get audited and certified through the CFSP.

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Products

A list of our products that are subject to the conflict mineral reporting requirements of Form SD is set forth in Table 1 below.

Facilities Used to Process Minerals

We have performed a comprehensive analysis of our product components, and the role that suppliers play throughout our manufacturing and product delivery processes. We defined the scope of our conflict minerals due diligence by identifying and reaching out to our current suppliers that provide components or engage in manufacturing activities that are likely to contain conflict minerals.

Efforts to Determine Location or Origin

The Company supports the CFSP, which is focusing on smelters as a choke point in the global metals supply chain through which all ores must pass. We intend to work with our suppliers to achieve sourcing of conflict minerals only from CFSP certified conflict-free smelters and refiners. Our participation in the CFSP constitutes the industry-standard method of determining the mine or location of origin with the greatest possible specificity because, once ores are smelted or refined, it is not possible to trace back to the mine or location of origin.

Country of Origin

The countries of origin of any conflict minerals necessary to the functionality of our products have not been identified.

Conclusion

We have no reason to believe that conflict minerals necessary to the functionality or production of our products directly or indirectly finance or benefit armed groups in the Covered Countries. However, because we have not received adequate responses from all affected suppliers, we are unable to determine all of the facilities used to process the conflict minerals in these products or the country of origin of those conflict minerals.

Statements and Risk Factors

The statements made in this Report are based on our RCOI and due diligence process performed in good faith. These statements are based on the infrastructure and information available during the reporting period. A number of factors could introduce errors or otherwise affect the information in this Report. These factors include, but are not limited to, incomplete, erroneous or omitted supplier or smelter data; the pending definition of “smelter”; confusing language contained in the SEC regulations; insufficient supplier and smelter education and knowledge during this second year of compliance with SEC regulations; timeliness of data; public information not discovered during a reasonable search; errors in public data; language barriers and translation issues; oversights or errors in conflict-free smelter audits; sourced materials from Covered Countries being declared secondary materials; companies going out of business during 2014; certificate programs not being equally advanced for all industry segments and metals; and smuggling of conflict minerals to countries beyond the Covered Countries.

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Table 1 - Product Description

Product No.	Description	Product No.	Description
31568	26K CROSS MEMBER	31350	5TH WHEEL DISPLAY STAND
31567	16K CROSS MEMBER	31370	WD DISPLAY STAND
31249	LIFT UNIT ASSEMBLY	33842	SWAY CONTROL BALL
31569	16K HITCH HOUSING/YOKE/HEAD	33844	BALL 1-7/8X3/4X1-3/4 CHROME
31570	26K HITCH HOUSING/YOKE/HEAD	33846	BALL 1-7/8X1X2/1/8 CHROME
30506	DRAW BAR 800LB RND W/CHAINS	33849	BALL 2 X 3/4 X1-3/4 CHROME
30546	DRAW BAR 1200LB RND W/CHAINS	33850	BALL LS 2X3/4X2-5/16 CHROME
30550	DRAW BAR 1400LB RND W/CHAINS	33851	BALL 2X1X2-1/8 CHROME
31371	CHAIN KIT FOR WD KITS	33852	BALL LS 2X1X2-7/8 CHROME
31671	HEAD BOLT	33853	BALL 2X1-1/4X2-5/8 CHROME
31976	1/2-13UNC X 3.75 HEX HEAD BOLT	33855	BALL 2-5/16X1X2-1/8 CHROME
32060	SHANK	34915	BALL 1-7/8X3/4X1-3/4 CHR PAK/1
32061	HEAD ASSEMBLY F/RND BAR HITCH	34917	BALL 2X3/4X1-3/4 CHR PAK/1
32062	LIFT UNIT ASSEMBLY	34918	BALL 2X1X2-1/8 CHR PAK/1
32063	HANDLE	34919	BALL 2-5/16X1X2-1/8 CHR PAK/1
32064	HARDWARE KIT F/ROUND BAR WD	34924	BALL LS 2X1X2-7/8 CHR PAK/1
40321	LEVEL MULTI-SURFACE (40482)	39386	BALL 2-5/16X1-1/4X2-5/8 CHR
68665	RUBBER ROOF KIT (65213)	30849	1200LB WDH W/SWAY/BALL-2-5/16
31285	BALL 2-5/16X1-1/4 12K (39386)	31331	501-800# WDH P-TRUNNION
31972	BALL 2X1-1/4X2-5/8-UNASSEMBLED	31335	801-1200# WDH P-TRUNNION
31998	SCREW KIT PK/8	31421	400-600# WDH RD BAR
98679	BOX ONLY FOR HB3000	31422	501-800# WDH RD BAR
98680	SKIN ONLY FOR HB3000	31423	801-1200# WDH RD BAR
13339	BATTERY STRAP KIT,42IN BULK	31425	1001-1400# WDH RD BAR
20566	T VALVE LOWER V4,1EA REG ABS	31427	501-800# WDH L/SHANK RB
20567	T VALVE UPPER V4,1EA REG ABS	31428	801-1200# WDH L/SHANK RB
20568	COUPLER SWIVEL V4,1EA PP MAT’L	31620	800# WDH TRUN W/SWAY & BALL
20569	COUPLER NUT V4,1EA POLY MAT’L	31621	1200# WDH TRUN W/SWAY & BALL
20570	O-RING ADAPTER V4 1EA, ABS MAT	31986	600LB WDH W/SWAY/BALL-2-5/16IN
20571	REAR WHEEL SPACER, WHITE	31995	600LB WDH W/SWAY/BALL-2IN
20806	V6 COUP NUT BUTTRESS ABS,BLK	31996	800LB WDH W/SWAY/BALL 2IN
90117	CARDS F/65485 FAN BLADES	31997	800LB WDH W/SWAY/BALL 2-5/16
90118	BLISTER FOR FAN BLADES	31313	16K-S 5TH WHEEL HEAD/X-MEMBER
20657	SGL LED EC-LTE,BWHT,OPT NO BLB	31452	REPL XS-16 CROSS MEMBER KIT
20658	DBL LED EC-LTE,BWHT,OPT NO BLB	31453	REPL XS-16 HEAD ASSEMBLY KIT
20659	LED SCARE LITE,BWHT,CLR NO BLB	31454	REPL XS-16 HANDLE KIT
20660	LED PORCH LITE,BWHT,CLR NO BLB	31455	XS-16 COMPLETE HARDWARE KIT
20661	LED P-LTE,BWHT,CLR W/SW NO BLB	31456	HEAD PIN FOR 16K-S/16K
20662	SGL LED EU-LTE,BWHT,WHT NO BLB	31458	XS-16 CROSS MEMBER HDWE KIT
20663	SGL LED EU-LTE,BWHT,OPT NO BLB	31314	16K 5TH WHEEL UPRIGHTS BX/2
20664	DBL LED EU-LTE,BWHT,WHT NO BLB	30001	TRI-BALL ADJ BALL MOUNT HUSKY
20666	DBL LED EU-LTE,BWHT,OPT NO BLB	31341	BALL MT CLS II 6-5/8X5/8X1-1/4
20717	SGL LED EU-LITE,SFT,OPT NO BLB	31342	BALL MT CLII 7-7/8X2-1/4X2-7/8
20718	DBL LED EU-LITE,SFT,OPT NO BLB	31349	BALL MOUNT TRIPLE BALL
20721	SGL LED EU-LITE,SFT,WHT NO BLB	31354	BALL MT DOUBLE TOW BULK HUSKY
20722	DBL LED EU-LITE,SFT,WHT NO BLB	31357	BALL MT CLS III 8X3/4X2
20723	SGL LED EC-LITE,SFT,OPT NO BLB	31358	BALL MT CLS III 10X3X4-1/4

Table 1 - Product Description

Product No.	Description	Product No.	Description
20724	DBL ECON LITE,SOFT,OPT NO BULB	31359	BALL MT CLSIV 6-3/4X2X3-1/4
51241	SGL LED EU-LTE,BWHT,OPT NO BLB	31360	BALL MT CLS III 9X1X2-1/4
51242	DBL LED EU-LTE,BWHT,OPT NO BLB	31361	BALL MT CLS II 9”L 8”D
51261	SGL LED EU-LT,BW/WHT,DIM NOBLB	31362	BALL MT CLS IV 10-1/2X1X2-1/4
51262	SGL LED EU-LT,BW/OPT,DIM NOBLB	31363	BALL MT CLS III 11-1/2X4-3/4X6
51263	DBL LED EU-LT,BW/WHT,DIM NOBLB	31364	BALL MT CLS IV STGHT 8X3/4X2
51264	DBL LED EU-LT,BW/OPT,DIM NOBLB	31366	BALL MT KIT 2IN BALL 2IN DROP
17139	TRIANGULAR ADPT 30F-15M(13995)	31367	BALL MT KT 2IN BALL 3-1/4”DROP
20405	1/2 X 25’ WATER HOSE (20150)	31369	BALL MT CLASS IV 12X1X2-1/4
20410	1/2 X 15’ WATER HOSE (27294)	31412	CUSTOM BRACKET KIT FORD
27294	AQUA PRO WATER LINE,1/2”X15’	31413	CLAMP-ON BRKT KIT DODGE ALL
27888	WTR FILL REC PLAST P/WHT CD/1	31415	CUSTOM BRACKET KIT CHEVY ALL
20150	AQUA PRO WATER LINE,1/2” X 25’	31368	HUSKY GOOSENECK
20151	AQUA PRO WATER LINE,1/2” X 50’	31196	HUSKY 10-16K GLIDER 3/BOX SET
21317	AQUA PRO WATER LINE,5/8” X 25’	31745	KIT,SERV,H10-16K DS H&R ASSEM
21318	AQUA PRO WATER LINE,5/8” X 50’	31748	KIT,SERV,H10-16K PS H&R ASSEM
14059	ADAPTER 30F-15M CIRCULAR CD/1	31751	KIT,SERV,H10-16K HNDL & HDWARE
14061	ADAPTER 15F-30M CIRCULAR CD/1	31752	KIT,SERV,H10-16K BOLT&WASH HWR
14063	ADAPTER 50F-15M CIRCULAR CD/1	31789	KIT,SERV,H10-16K GLIDING PAD
65141	A/C HARD WIRE KIT TENT CAMPER	31795	KIT,SERV,H10-16K COMP CYL ASSY
10705	SCARE LIGHT W/CLR LENS BULK	31796	KIT,SERV,H10-16K PS FLIP ASSY
11587	LENS EURO LIGHT/FLEETWOOD	31797	KIT,SERV,H10-16K CLEV/COT PIN
11824	ECONOMY LIGHT OPTIC SGL CD/1	31803	KIT,SERV,H10-16K PIV PLT ASSY
11825	ECONOMY LIGHT OPTIC DBL CD1	31804	KIT,SERV,H10-16K RAIL SP &HDWR
11826	LENS F/ECON OPTIC LIGHT	31805	KIT,SERV,H10-16K PIV RET SPR
13812	FLUORESCENT LIGHT 16W DLB TUBE	31806	KIT,SERV,H10-16K BUMP STOP HWR
13813	FLUORESCENT LIGHT 30W DLB TUBE	32042	HUSKY 10-26K GLIDER 3/BOX SET
14655	ECONOMY LIGHT WHT SGL CD/1	32043	SHIM KIT (THIN)
14656	ECONOMY LIGHT WHT DBL CD/1	32044	KIT, SERV, HUSKY 10 PULL HNDLE
14813	LENS F/ECONOMY LIGHT BULK	32045	KIT,3/8” HDWE KIT FOR H10 HNDL
16193	SCARE LIGHT W/CLR LENS CD/1	32046	KIT,SERV, HUSKY 10 GLIDING PAD
16747	BULB #JC10W HALOGEN CD/2	32047	KIT,SERV,H10 COMP CYL ASSY
16748	FLUORESCENT TUBE F15T8/CW PK/2	32048	KIT,SERV,H10 HANDLE RET SPRING
16749	FLUORESCENT TUBE F8T5/CW PAK/2	32049	KIT,SERV,H10 PS PIVOT ASSEMBLY
17925	EURO LIGHT C/WHT-WHT SGL CD/1	32050	KIT,SERV,H10 CLEVIS/COTTER PIN
17926	EURO LIGHT C/WHT-WHT DBL CD/1	32051	KIT,SERV,H10 PIVOT PLATE ASBLY
18014	EURO LIGHT C/WHT-OPTIC SGL CD1	32053	KIT,SERV,H10 HOUSING HDWR 1/2”
18015	EURO LIGHT C/WHT-OPTIC DBL CD1	32054	KIT,H10 END TUBE PLUGS BAG/2
18016	LENS F/EURO LITE WHITE CD/1	32056	KIT,SERV,H10 PIVOT RET SPRING
18017	LENS F/EURO LIGHT OPTIC CD/1	32058	PIVOT PLATE HARDWARE SERV KIT
18102	PORCH LIGHT WHT-CLR CD/1	32059	KIT, SERVICE, CENTER BOLT
18104	PORCH LIGHT WHT-CLR-SW CD/1	30003	BASE RAIL CLEVIS PIN, BAG/4
18106	LENS F/PORCH LIGHT CLEAR	30004	BASE RAIL 5/8 HAIR PIN BAG/4
18107	LENS F/PORCH LIGHT AMBER	30562	10 BOLT KIT DGE 1500 02-08
18109	PORCH LIGHT WHT-AMB CD/1	30575	10 BOLT DGE TUBE SPACER KIT
18111	PORCH LIGHT WHT-AMB-SW CD/1	30582	10 BOLT KIT DGE 2500/3500
18121	EURO LIGHT WHT-WHT SGL CD/1	30597	10 BOLT TUBE SPACER KIT TUNDRA

Table 1 - Product Description

Product No.	Description	Product No.	Description
18122	EURO LIGHT WHT-OPTIC SGL CD/1	30600	10 BOLT TUBE SPACER KIT TUNDRA
18123	EURO LIGHT WHT-WHT DOUBLE CD/1	30607	4 BOLT KIT FORD
18124	EURO LIGHT WHT-OPTIC DBL CD/1	30619	4 & 10 BOLT KIT FORD
18530	LENS F/ECONOMY LIGHT CD/1	30640	4 BOLT RAIL ADAPTER KIT
51251	PORCH LIGHT WHT,CLR,WO/SW CD/1	30665	4 BOLT RAIL ADAPTER KIT DGE
51252	PORCH LIGHT WHT,CLR,W/SW CD/1	31385	STRAIGHT“L” BRKT SERVICE KIT
51299	LENS FOR NEW PORCH LIGHT CD/1	31401	ANGLE BRACKET REPLACEMENT KIT
11533	EXTENSION CORD 30A 25FT W/HAND	31417	WHEEL BOLT KIT PKG/8
11534	EXTENSION CORD 30A 50FT W/HAND	31418	HARDWARE SERVICE KIT
11535	EXTENSION CORD 50A 30FT W/HAND	31563	UNIVERSAL 4-BOLT INSTALL KIT
11827	ARCON GENERATOR ADPT L5-30	31622	10 BOLT RAIL INSTALL KIT
11828	ARCON GENERATOR ADPT L5-30	31712	7/8” SPACER BLOCK KIT BAG/4
13218	ADAPTER 30A-15A ROUND CSA CD/1	31728	PULL HANDLE & PIN SERV KIT
13333	ADAPTER 30A-15A ROUND CSA BULK	31419	BASE RAIL SPACER KIT
13993	ADAPTER 30A-15A TRI CSA CD/1	80179	REPLACEMENT BOARD AND FOBS
13995	ADAPTER 30A-15A TRI CSA BULK	81489	MOTOR, SP2500 AND SP3000 JACK
14014	ROUND ADAPTER 50F-30M	81490	MOTOR, SP3500 JACK
14018	ROUND ADAPTER 30F-50M	81492	SP 2500 UPPER JACK ASSEMBLY
14053	ADAPTER 15F-30M TRIANGULR CD/1	81493	SP 3000 UPPER JACK ASSEMBLY
14054	ADAPTER 15F-30M TRIANGULR BULK	81494	SP 3500 UPPER JACK ASSEMBLY
14057	ADAPTER 15F-30M DLX ROUND CD/1	81495	SP 3000 LOWER JACK ASSEMBLY
14058	ADAPTER 15F-30M DLX ROUND BULK	81496	SP 3500/2500 LOWER JACK ASMBLY
14081	ADAPTER 30F-15M 90 DEG PK/1	81497	UNIV CONNECTOR STORAGE KIT
14082	ADAPTER 30F-15M 90 DEG BULK	81915	SP 2500 UPPER COVER KIT
14237	PIGTAIL 30F-STRIPPED 18IN	81916	SP 3000 UPPER COVER KIT
14238	PIGTAIL 30M-STRIPPED 18IN	81917	SP 3500 UPPER COVER KIT
14239	PIGTAIL 15F-30M 18IN	82019	BALL SCREW WITH NUT ONLY
14240	PIGTAIL 30F-15M 18IN	82020	ACME SCREW WITH NUT ONLY
14241	PIGTAIL 30F-50M 18IN	82031	OPERATING SWITCH HSB
14242	PIGTAIL 50F-30M 18IN	82032	LIGHT SWITCH HSB
14243	PIGTAIL 30F-50M FLAT WIRE 18IN	82033	GASKETS
14244	PIGTAIL 50F-30M FLAT WIRE 18IN	82045	SET OF PLASTIC COVERS
14245	PIGTAIL 30F-15M 9IN PK/1	82046	KIT, RUBBER COVERS, GASK, GROM
14246	PIGTAIL 30F-15M FLATWIRE 12IN	82066	HSB5000 OPERATING SWITCH
14247	POWER CORD 30M-STRIPPED 25FT	82067	HSB5000 LIGHT SWITCH
14248	EXTENSION CORD 30A 25FT	87450	HB3000 UPPER JACK ASSEMBLY
14249	EXTENSION CORD 30A 50FT	87451	HB4500 UPPER JACK ASSEMBLY
14250	POWER CORD 50A-STRIPPED 25FT	87452	OPERATING SWITCH HB3000,HB4500
14362	PIGTAIL 15F-30M 18IN PK/1	87453	LIGHT SWITCH HB3000,HB4500
14363	PIGTAIL 30F-STRIPPED 18IN PK/1	87454	SWITCH BOOTS-2PK HB3000,HB4500
14365	PIGTAIL 30F-15M 18IN CD/1	87455	LED WORK LIGHTS W/ RUB SEALS
14366	PIGTAIL 30F-15M FW 12IN PK/1	87456	BRAKE/CRANK COVERS W/RUB SEALS
14367	PIGTAIL 30F-50M 18IN PK/1	87457	MOTOR HB3000 AND HB4500
14368	PIGTAIL 30F-50M FW 18IN PK/1	87458	BRAKE FOR HB3000 AND HB4500
14369	PIGTAIL 30M-STRIPPED 18IN PK/1	87459	HB3000 LOWER JACK ASSEMBLY
14370	PIGTAIL 30F-15M 9IN	87460	HB4500 LOWER JACK ASSEMBLY
14371	PIGTAIL 50F-30M 18IN PK/1	87461	ADJUSTABLE LEG W/FOOT PAD

Table 1 - Product Description

Product No.	Description	Product No.	Description
14372	PIGTAIL 50F-30M FW 18IN PK/1	87462	BRAKE RELEASE HAND & MAN CRANK
14398	GENERATOR ADAPTER,ROUND 30AMP	87490	HB3000-2 LOWER JACK ASSEMBLY
14977	GENERATOR PIGTAIL ADPT,30AMP	87491	FOOT PAD F/2” 3000#
17341	ARCON MULTI-MAX ADAPTER	87526	MANUAL RESET CIRCUIT BREAKER
17360	GENERATOR CORD TRI-SOURCE ADPT	87637	HB3000 SMARTSTOP UPPER JACK AS
17361	GENERATOR ADPTR-L5-30P/2X5-20R	87638	HB4500 SMARTSTOP UPPER JACK AS
17362	GENERATR ADPTR-L14-30P/2X5-20R	87639	BRK.RELS.HAND&MAN.CRNK.SMRTSTP
18203	30AMP REPLACEMENT PLUG CD/1	87640	CONNECTOR STORAGE KIT
18206	30AMP REPL RECEPTACLE CD/1	87642	UPPER PLSTC.CVR.KIT F/HB4500
19186	50A MALE CORD END	87643	UPPER PLSTC.CVR.KIT F/HB3000
19194	50A FEMALE CORD END	87644	UPPER PLSTC.CVR.KIT F/HB3000/2
20667	SGL LED EC-LITE,BWHT,OPT LENS	87645	LOWER PLSTC.CVR.KIT
20668	DBL LED EC-LITE,BWHT,OPT LENS	87658	HB4500 REMOTE UPPER JACK ASSY
20669	SGL LED EU-LITE,BWHT,OPT LENS	82022	ELEC JACK SUPER BRUTE 5K W/REM
20670	DBL LED EU-LITE,BWHT,OPT LENS	82084	ELEC JACK SUPER BRUTE 4K
20671	LED SCARE LIGHT,BWHT,CLR LENS	87247	ELECTRIC JACK-BRUTE HB4500
20672	LED PORCH LIGHT,BWHT,CLR LENS	87248	ELECTRIC JACK-BRUTE HB3000
20673	LED PRCH LITE W/SW,BWHT,C-LENS	87641	ELEC JACK-BRUTE W/REMOTE
20711	SGL LED EU-LITE,SWHT,OPT LENS	81079	SLIDE-OUT STABIL 17”-29” PAIR
20712	DBL LED EU-LITE,SWHT,OPT LENS	81080	SLIDE-OUT STABIL 21”-38” PAIR
20713	SGL LED EU-LITE,SWHT,WHT LENS	81081	SLIDE-OUT STABIL 27”-49” PAIR
20714	DBL LED EU-LITE,SWHT,WHT LENS	31974	1000# SIDE WIND JACK CAP
20715	SGL LED EC-LITE,SWHT,OPT LENS	31975	2000# SIDE WIND JACK CAP
20716	DBL LED EC-LITE,SWHT,OPT LENS	70135	SCISSORS JACKS - 28IN, BX/2
20725	SGL LED EU-LITE,BWHT,WHT LENS	72138	RPL SCISSOR JACK-20”
20726	DBL LED EU-LITE,BWHT,WHT LENS	72139	RPL SCISSOR JACK-24”
51265	SGL LED EU-LT,BW/WHT LENS,DIMM	72140	RPL SCISSOR JACK-28”
51266	SGL LED EU-LT,BW/OPT LENS,DIMM	75203	5TH WHEEL STABILIZER ADJ
51267	DBL LED EU-LT,BW/WHT LENS,DIMM	76850	SPEED HANDLE
51268	DBL LED EU-LT,BW/OPT LENS,DIMM	76862	SCISSORS JACKS -24IN, BX/2
81264	PULL DOWN WAND	76942	5TH WHEEL STABILIZER
48731	SURFACE MOUNT BASE	77713	SCISSORS JACKS -20IN, BX/2
48732	RECESSED BASE-ROUND	87070	COUPLER 1-7/8”BALL 2”W W/CHAIN
48733	RECESSED BASE-SQUARE	87071	COUPLER 1-7/8”BALL 2.5”W W/CHN
65264	STEP STABILIZER	87072	COUPLER 1-7/8”BALL 3”W W/CHAIN
51221	SGL LED EU-LITE,BWHT,OPT LENS	87073	COUPLER 2”BALL 2”W W/CHAIN
51222	DBL LED EU-LITE,BWHT,OPT LENS	87074	COUPLER 2”BALL 2.5”W W/CHAIN
51225	FLUORESCENT TUBE F15T8/CW PK/2	87075	COUPLER 2”BALL 3”W W/CHN 3500#
51226	PORCH LIGHT WHT-CLR-SW CD/1	87076	COUPLER 2”BALL 3”W W/CHN 6000#
51227	FLUORESCENT TUBE F8T5/CW PAK/2	87077	COUPLER 2” A-FRAME W/CHAIN
51228	LENS F/PORCH LIGHT AMBER	87079	COUPLER 2” A-FRAME, FLAT LOCK
51229	PORCH LIGHT WHT-CLR CD/1	87080	COUPLER 2 5/16” A-FRAME, 10K#
51230	LENS F/PORCH LIGHT CLEAR	87081	COUPLER 2 5/16” A-FRAME, 14K#
51231	LENS F/EURO LITE WHITE CD/1	87082	COUPLER REPAIR KIT 1-7/8”
51232	EURO LIGHT WHT-OPTIC DBL CD/1	87083	COUPLER REPAIR KIT 2”, 3500#
51233	EURO LIGHT WHT-OPTIC SGL CD/1	87084	COUPLER REPAIR KIT 2”, 5000#
51234	EURO LIGHT WHT-WHT DOUBLE CD/1	34842	TONGUE BALL PLATE
51235	EURO LIGHT WHT-WHT SGL CD/1	34845	BALL MOUNT BAR
51236	LENS F/EURO LIGHT OPTIC CD/1	34846	SLIDE BAR
51237	PORCH LIGHT WHT-AMB CD/1	34847	HANDLE F/HUSKY SWAY CONTROL

Table 1 - Product Description

Product No.	Description	Product No.	Description
51238	PORCH LIGHT WHT-AMB-SW CD/1	34853	SPRING CLIP F/SW CONTROL 2/PK
70406	BUMPER PLUG 4IN BULK	71195	REPL SCREW KIT PK/8
79403	BUMPER PLUG 4IN CD/2	10304	PREWIRE 6WAY ZINC 12IN CD/1
48829	FAULKNER MAT CARRY BAG	10305	PREWIRE 7WAY PLAST 12IN CD/1
44021	SERVING TRAY F/DIR.CHAIR BLACK	10547	PREWIRE 7WAY PLASTIC 48IN
48945	SERVING TRAY,NEW BRACKET, BLK	11588	EXTENSION HARNESS,5WAY 2FT
43951	CHAIR BAG BLACK	11952	BRACKET 4/5/6-WAY BLK CD/1
48529	LACING FOR RECLINER WHITE	13215	PREWIRE 7WAY BLADE 12IN,BULK
48531	LACING FOR RECLINER BLACK	13216	PREWIRED 7WAY BLADE 60IN,BULK
48532	LACING FOR RECLINER GREEN	13217	PREWIRED 7WAY BLADE 96IN,BULK
48960	RECL,BEACH SAND MESH WOODEN AR	13220	TOWING CABLE COILED 4-WAY CD/1
48961	RECL, MOCHA WOODEN ARM	13221	TOWING CABLE COILED 6-WAY CD/1
48962	RECL,BLACK MESH	13226	CONNECTOR BRKT UNIV 7PIN CD/1
48963	RECL,PADDED BLACK	13227	CONNECTOR BRKT UNIV 7PIN BULK
48964	RECL,PADDED BLUE	13795	CONNECT 7WAY PREM CAR END BULK
48965	RECL,PADDED GREEN	13796	CONNECT 7WAY PREM CAR END CD/1
48966	RECL,PADDED GREEN/BLACK	14621	CONNECTOR 4WAY ZINC CAR END
48967	RECL,PADDED RED/BLACK	14622	CONNECTOR 4WAY ZINC TRL END
48968	RECL,PADDED BLUE/BLACK	14623	CONNECT 4WAY ZINC CAR END CD/1
48969	RECL,PADDED CHECKERED	14624	CONNECT 4WAY ZINC TRL END CD/1
48970	RECL,BEACH SAND MESH XL	14626	CONNECTOR 6WAY ZINC CAR END
48971	RECL, MOCHA WOODEN ARM XL	14627	CONNECTOR 6WAY ZINC TRL END
48972	RECL,BLACK MESH XL	14628	CONNECT 6WAY ZINC CAR END CD/1
48973	RECL,PADDED BLACK XL	14629	CONNECT 6WAY ZINC TRL END CD/1
48974	RECL,PADDED BLUE XL	14630	BRACKET 4,5,6WAY ZINC CD/1
48975	RECL,PADDED GREEN XL	14631	CONNECTOR 7WAY METAL CAR END
48976	RECL,PADDED GREEN/BLACK XL	14632	CONNECTOR 7WAY METAL TRL END
48977	RECL,PADDED RED/BLACK XL	14633	CONNECT 7WAY MET CAR END CD/1
48978	RECL,PADDED BLUE/BLACK XL	14634	CONNECT 7WAY MET TRL END CD/1
48979	RECL,PADDED CHECKERED XL	14636	CONNECTOR 7WAY PLAST CAR END
45637	MAT,SUMMER WAVES 8X16 GRN/BLUE	14794	BRACKET 4,5,6WAY ZINC BULK
45638	MAT,SUMMER WAVES 8X16 TAN GOLD	14797	CONNECTOR 6WAY PLAST TRL END
46258	MAT,SUMMER WAVES 8X16 BLACK	14798	CONNECTOR 6WAY PLAST CAR END
46294	MAT,SUMMER WAVES 8X20 GRN/BLUE	14800	CONNECTOR 4WAY CHR TRL END
46322	MAT,SUMMER WAVES 8X20 TAN GOLD	14801	CONNECTOR 4WAY CHR CAR END
46341	MAT,SUMMER WAVES 8X20 BLACK	14805	BRACKET 7WAY ZINC BULK
46354	MAT, MIRAGE 8X16 SILVER GOLD	14808	BRACKET 7&9WAY ZINC BULK
46361	MAT, MIRAGE 8X16 BURGUNDY	15417	CONNECTOR 4WAY CHROME CD/1
46362	MAT, MIRAGE 8X20 SILVER GOLD	15418	CONNECT 4WAY CHR CAR END CD/1
46363	MAT, MIRAGE 8X20 BURGUNDY	15419	CONNECT 4WAY CHR TRL END CD/1
46502	MAT, INDEPENDENCE DAY 8X20	18046	BRACKET 4,5,6WAY BLACK CD/1
46503	MAT, INDEPENDENCE DAY 9X12	18047	BRACKET 7&9WAY BLACK CD/1
46504	MAT, WILD MUSTANG 9X12 BLK/SIL	18048	BRACKET 4,5,6WAY BLACK BULK
46506	MAT, WILD MUSTANG 9X12 BLUE	18049	BRACKET 7&9WAY BLACK BULK
46507	MAT, WILD MUSTANG 9X12 BROWN	18298	PREWIRE 6WAY ZINC 12IN
46508	MAT,WILD MUSTANG 9X12 BURGANDY	18299	PREWIRE 7WAY PLASTIC 12IN
46945	MAT, WILD MUSTANG 9X12 GREEN	30100	BALL COVER,1-7/8-2 BLK
48430	MAT, MONTE CARLO 6X9 BEIGE	31279	BALL COVER,1-7/8-2 RED
48448	MAT, MONTE CARLO 6X9 BLUE	11859	HARDWARE KIT 6WAY
48449	MAT, MONTE CARLO 6X9 GREEN	11860	HARDWARE KIT 7&9 WAY
48450	MAT, MONTE CARLO 9X12 BEIGE	32256	5TH WHEEL LUBE DISC 12” 6.25MM
48451	MAT, MONTE CARLO 9X12 BLUE	33862	5TH WHEEL LUBE DISC 8INCH
48453	MAT, MONTE CARLO 9X12 GREEN	34818	HITCH LOCK 5/8”
48464	MAT, MONTE CARLO 8X20 BEIGE	34819	HITCH LOCK 1/2”
48465	MAT, MONTE CARLO 8X20 BLUE	34914	5TH WHL LUBE DISC HD 10INCH
48486	MAT, MONTE CARLO 8X20 GREEN	38443	REC COVER 2IN PRESS-IN

Table 1 - Product Description

Product No.	Description	Product No.	Description
48695	MAT, VINEYARD 6X9 BEIGE	38444	REC COVER 1-1/4IN PRESS-IN
48698	MAT, VINEYARD 6X9 BLUE	38445	REC COVER,CHR 2”BULK
48699	MAT, VINEYARD 6X9 GREEN	38446	REC COVER,BLK 2”BULK
48700	MAT, VINEYARD 9X12 BEIGE	38790	5TH WHEEL LOCK
48701	MAT, VINEYARD 9X12 BLUE	38958	COUPLER LOCK CD/1
48702	MAT, VINEYARD 9X12 GREEN	17929	MAG TOWING LIGHTS HUSKY
48703	MAT, VINEYARD 8X20 BEIGE	39585	SWAY CONTROL BALL MT ADAPTER
48704	MAT, VINEYARD 8X20 BLUE	70564	STABILIZER JACK,ADJ SET/2
48705	MAT, VINEYARD 8X20 GREEN	19356	TRAILER END CONNECTOR KIT 8’
48707	MAT, FINISH LINE 6X9	19430	TRAILER END CONNECTOR KIT 12’
48708	MAT, FINISH LINE 9X12	13034	BATTERY BOX GRP 24 BLACK
48709	MAT, FINISH LINE 8X20	13035	BATTERY BOX GRP 27 BLACK
48823	WORK&PLAY MAT,FINISH LINE36X68	13228	BATTERY BOX GRP GC-2 BLACK
48824	WORK&PLAY MAT,BEIGE,VNYD36X68	19216	BATTERY CHARGER 12V 2A
31574	PIVOT PIN KIT FOR 16KW & 26KW	19674	PH TC2-P 12V/2A CHARGER
31575	CROSS BEAM HDWE KIT F 16&26KW	80205	POWERHOUSE GENERATOR COVER M1
31576	BASE RAIL HDWE KIT F 16&26KW	80206	POWERHOUSE GENERATOR COVER LG
31577	CROSS MEMBER KIT FOR 26KW	80208	POWERHOUSE GENERATOR COVER S
31839	26K W HARDWARE KIT	80443	GENERATOR COVER - S(500WI)
31580	CROSS BEAM KIT FOR 16KW	80445	GENERATOR COVER - M1(1000WI)
31390	CENTER-LINE HEAD 500#-1400#	80446	GEN COVER- LG 2000WI&PH2100PRI
31393	CENTER-LINE SPRING BAR BRKT RH	80457	GENERATOR COVER - XL(PH3100RI)
31394	CENTER-LINE SPRING BAR BRKT LH	80505	GENERATOR COVER, PH6500RI
31447	KIT CENTER-LINE COMPLETE HDWE	11796	BATT STRAP 54IN W/BRKTS
31448	KIT CENTER-LINE DS TRUNNION	12024	BATT STRAP,42IN W/BRKTS
31449	KIT CENTER-LINE PS TRUNNION	60370	GENERATOR-500WI INVERTER
31450	KIT CENTER-LINE PRESSURE PLATE	60376	GENERATOR-2000WI INVERTER
31459	CENTER-LINE CUSTOMER SHIM KIT	61356	GENERATOR-1000WI INVERTER
31552	CENTER LINE FORGED SHANK	63650	GENERATOR-3600W OPEN FRAME
31573	HANDLE KIT FOR 16KW & 26KW	64211	GENERATOR-4000W INV EFI W/LCD
31578	HEAD AND YOKE KIT FOR 26KW	64229	GENERATOR-PH6500RI-NEW
31579	HANDLE GRIP KIT FOR 16&26KW	69271	GENERATOR-2100W INVERTER P&R
31581	HEAD AND YOKE KIT FOR 16KW	69272	GENERATOR-2700W INVERTER P&R
31672	L-BRACKET CHAIN AND PIN KIT	69273	GENERATOR-3100W INVERTER R
31703	CROSSMEMBER RUBBER BUMPER KIT	69274	GENERATOR-PH6500RI
31705	C/L HEAD ONLY SERVICE KIT	69276	2100/2700 GENSET PARALLEL KIT
31878	CENTER-LINE LIFT TOOL KIT	81199	2500LB POWER JACK, ACME SCREW
32017	C/L SPRING BAR STRAP KIT	81200	3000LB POWER JACK, ACME SCREW
31527	SPRING BAR RETAINER PACK	81201	3500LB POWER JACK, ACME SCREW
37153	SET SCREW 5/8IN	25606	TOTE-N-STOR 11GAL
31511	DRAW BAR CENTER-LINE 500-800#	25951	TOTE-N-STOR 6GAL
31512	DRAW BAR CENTER-LINE 801-1200#	25607	TOTE-N-STOR 15GAL
31513	DRAW BAR CENTER-LINE1001-1400#	25608	TOTE-N-STOR 25GAL
34714	WHEEL CHOCK	25609	TOTE-N-STOR 32GAL
33253	HITCH PIN, 1/2” BULK	20122	TOTE-N-STOR 18GAL 4-WHEEL
33790	HITCH PIN/CLIP 5/8” CD/1	20123	TOTE-N-STOR 25GAL 4-WHEEL
33791	HITCH PIN, 5/8” BULK	20129	TOTE-N-STOR 38GAL 4-WHEEL
33792	SPRING CLIP,BULK 5/8”	25644	TOW BRKT F/TOTE-N-STOR
34521	HITCH PIN/CLIP,1/2” CD/1	65213	RUBBER ROOF KIT, BULK
31395	CUSTOM BRACKET KIT-TITAN	61255	VENT LID VNTLN/ELXR WHT BOX/1
31396	CUSTOM BRACKET KIT CHEVY 1500	61628	VENT LID JENSEN WHITE BOX/1
31397	CUSTOM BRACKET KIT CHEVY ALL	61634	VENT LID OLD ELIXIR WHT BOX/1
31402	CUSTOM BRACKET KIT CHEVY ALL	62712	REFER VENT LID-BLK, N/S DOM
31404	CUSTOM BRACKET KIT DODGE ALL	62718	REFER VENT LID-BLK, NORCOLD
31405	CUSTOM BRACKET KIT FORD	63110	VENT LID JENSEN WHITE BAG/1
31406	CUSTOM BRACKET KIT FORD	63112	VENT LID JENSEN SMOKE BAG/1
31407	CUSTOM BRACKET KIT FORD	63113	VENT LID VNTLN/ELXR WHT BAG/1

Table 1 - Product Description

Product No.	Description	Product No.	Description
31408	CUSTOM BRACKET KIT FORD	63115	VENT LID VNTLN/ELXR SMK BAG/1
31409	CUSTOM BRACKET KIT FORD F150	63116	VENT LID OLD ELIXIR WHT BAG/1
31410	CUSTOM BRACKET KIT TUNDRA	63118	VENT LID OLD ELIXIR SMK BAG/1
31414	CUSTOM BRACKET KIT USE W/31404	65479	VENT LID,VNTLN,WHT,LFTIME BX/1
31564	CUSTOM BRKT KIT FORD F150	65483	FAN BLADE 6IN ROUND BORE CCW
31565	CUSTOM BRKT KIT DODGE ALL	65484	FAN BLADE 6IN D BORE CW
31566	CUSTOM BRKT KIT DODGE 2009	65485	FAN BLADE 6IN D BORE CCW
31852	CUSTOM BRACKET KIT GMC/CHEVY	65491	FAN BLADE 6IN RND BORE CCW
31853	“L” BRACKET KIT GMC/CHEVY	65528	REFER VENT LID-PW,N/S DOMETIC
32084	2013 DODGE 2500 4BOLT INST KIT	65529	REFER VENT LID-PW,O/S DOMETIC
32221	CTM BRKT KIT 2013/14 DODGE RAM	65532	REFER VENT LID-P/W,NORCOLD
32222	KIT, SERVICE, 1/2” U-BOLT	69278	VENT LID VNTLN/ELXR WHITE BG/1
32223	KIT, HRDWRE, 2013/14 DODGE RAM	69279	VENT LID VNTLN/ELXR SMOKE BG/1
32224	KIT, SPACER, 2013/14 DODGE RAM	69280	VENT LID VNTLN/ELXR WHITE BX/1
30255	BALL 2-5/16X1-1/4X2-5/8 PAK/1	69282	VENT LID NEW JENSEN95+WHT BG/1
30508	TOW BAR, ADJ 5000# HUSKY	69283	VENT LID NEW JENSEN95+SMK BG/1
30601	BALL 2 X 1 X 1	69284	VENT LID NEW JENSEN95+WHT BX/1
30605	BALL 2-5/16X1-1/4X2	67304	VENT CUSHION WITH PULL STRAP
30678	BALL 2-5/16X1-1/4X2-5/8 CHROME